Exhibit 99.1

PAGE 1 PEARSANTA: PIONEERING THE FUTURE OF EARLY DISEASE DETECTION TRANSFORMING LIVES THROUGH EARLY, NON - INVASIVE DIAGNOSTICS

Certain statements in this presentation constitute “forward - looking statements” within the meaning of federal securities laws . Forward - looking statements include statements regarding the Company’s intentions, beliefs, projections, outlook, analyses, or current expectations concerning, among other things, the Company’s ongoing and planned product and business development ; the Company’s ability to obtain the necessary funding and partner to commence clinical trials ; the Company’s intellectual property position ; the Company’s ability to develop commercial functions ; expectations regarding product launch and revenue ; the Company’s results of operations, cash needs, spending, financial condition, liquidity, prospects, growth, and strategies ; the Company’s ability to raise additional capital ; the industry in which the Company operates ; and the trends that may affect the industry or the Company . Forward - looking statements are not guarantees of future performance, and actual results may differ materially from those indicated by these forward - looking statements as a result of various important factors, as well as market and other conditions and those risks more fully discussed in the section titled “Risk Factors” in Aditxt’s most recent Annual Report on Form 10 - K, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the Securities and Exchange Commission . All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . PAGE 2 FORWARD LOOKING STATEMENTS

THE CRITICAL NEED FOR EARLY DETECTION Cancer is the second leading cause of death worldwide , claiming 10 million lives annually. One in five people will be diagnosed with cancer in their lifetime. 1 50%+ of cancers are diagnosed too late , when treatment options are limited, expensive, and far less effective. 2 Up to 70% of cancer deaths could be prevented with early detection and intervention. 3 The economic burden of cancer exceeds $1.16 Trillion per year globally. 4 Endometriosis affects 1 in 10 women , yet it takes an average of 10 years to diagnose due to lack of reliable, non - invasive tests .5 This delay leads to chronic pain, infertility, and irreversible organ damage. 6 PAGE 3

LATE DIAGNOSIS FAILS PATIENTS WHEN CANCER IS DIAGNOSED LATE : ENDOMETRIOSIS DIAGNOSTIC DELAY LEADS TO: PROSTATE CANCER: 98% early - stage survival vs. 32% in late - stage. 8 LUNG CANCER: 56% survival in early stages vs. just 7% for late - stage diagnoses. 9 OVARIAN CANCER: 93% survival if caught early vs. 29% in later stages. 10 BREAST CANCER: 99% survival when caught early vs. 31% late - stage. 7 75% 6.5M+ women affected in the U.S. 190M worldwide. 11 Increased risk of hysterectomy and irreversible organ damage. 13 misdiagnosis rate. 12 PAGE 4

COMPETITIVE LANDSCAPE – PEARSANTA VS. EXISTING SOLUTIONS CURRENT DIAGNOSTIC METHODS: • TRADITIONAL BIOPSIES: Invasive, expensive, and delayed results • IMAGING TECHNIQUES: Limited detection in early - stage cancers • PSA TESTING FOR PROSTATE CANCER: High false positives and overtreatment • LAPAROSCOPY FOR ENDOMETRIOSIS: Surgical procedure with risks PEARSANTA'S COMPETITIVE EDGE : PAGE 5 • MITOMIC® TECHNOLOGY: Enables non - invasive, early detection • HIGHER ACCURACY: Greater sensitivity and specificity compared to standard tests • COST - EFFECTIVE: Scalable for global adoption • EARLY DETECTION: Clinical validation studies designed to detect disease at earlier stages

THE PEARSANTA VISION – A FUTURE WITHOUT LATE DIAGNOSIS We envision a world where diseases are detected before symptoms appear — when they are most treatable . A simple blood test could mean more time, better options, and a healthier future. Mitomic® Technology leverages mitochondrial DNA (mtDNA) biomarkers to provide early, accurate, non - invasive diagnostics. PAGE 6

REGULATORY STRATEGY & LDT PATHWAY GLOBAL EXPANSION: ▪ CE Marking for European market entry. ▪ Regulatory filings planned for Canada, UK, and Asia - Pacific. ▪ Strategic partnerships with global lab networks for commercial rollout. ▪ Launching MET & MPT as Laboratory Developed Tests (LDTs) in CLIA/CAP - certified labs. ▪ FDA does not require premarket approval for LDTs, allowing for faster market entry. ▪ Continuous clinical validation to support future regulatory submissions (e.g., 510(k) or PMA). U.S. MARKET STRATEGY: PAGE 7

MITOMIC ® TECHNOLOGY – UNLOCKING THE POWER OF MTDNA Mitomic® Technology is a proprietary molecular diagnostic platform that utilizes mitochondrial DNA (mtDNA) as an early biomarker for disease detection. WHY MTDNA? Higher mutation rates than nuclear DNA, making early detection possible. 14 More copies per cell, increasing sensitivity in detecting disease - specific mutations. 15 Stable and persistent, as mtDNA repair mechanisms are less efficient than those of nuclear DNA, allowing reliable and reproducible detection of disease markers. 16 Non - invasive, blood - based liquid biopsy technology provides a fast, scalable alternative to traditional diagnostics. PAGE 8

MET – MITOMIC ® ENDOMETRIOSIS TEST Addresses a major unmet clinical need: 1 in 10 women suffer from endometriosis, yet diagnosis takes an average of 10 years. 5 Current diagnostic methods rely on invasive laparoscopy. MET ADVANTAGES: Non - invasive blood test that correlates with surgical outcomes. Provides actionable information to guide early intervention. Enables diagnosis before irreversible organ damage occurs. PAGE 9

MPT – MITOMIC ® PROSTATE TEST High negative predictive value (NPV) to reduce unnecessary biopsies. Targets clinically significant cancers (Gleason Score ≥ 7) that require treatment. Provides actionable data for personalized treatment pathways. PROSTATE CANCER IS OVERDIAGNOSED DUE TO PSA TEST LIMITATIONS. Up to 50% of men diagnosed via PSA are overdiagnosed with cancers that would not have been life - threatening. 17 MPT ADVANTAGES: PAGE 10

NEXT - GENERATION DIAGNOSTICS IN DEVELOPMENT MITOMIC® TECHNOLOGY DEVELOPMENT PIPELINE LUNG CANCER OVARIAN CANCER LIVER CANCER STOMACH CANCER ESOPHAGEAL CANCER BREAST CANCER Early Detection Expansion Lung, Ovarian, Liver, Stomach, Esophageal, and Breast Cancers New Disease Applications Neurological Disorders PAGE 11 AI Integration AI - Powered predictive analytics, Risk stratification, Personalized diagnostics Multi - Cancer Early Detection (MCED) Single test for multiple cancers

Planned Milestones Clinical Studies & Validation: Expanding real - world evidence to support further commercialization of MET and MPT , and validation of additional pipeline tests. Scaling Operations : Increasing capacity in CLIA/CAP - certified labs to support test demand and future expansion into global markets . Expanding the Pipeline: Advancing development of additional diagnostic tests, including those for lung , liver , stomach , esophageal , and breast cancers. Regulatory Submissions: Preparing for regulatory approvals beyond LDT, including FDA 510(k), PMA pathways, and international approvals (CE Mark, Canada, Asia - Pacific). Commercial Expansion: Strengthening sales and marketing efforts, forging partnerships with distributors, and expanding access to our tests across multiple regions. PAGE 12

PEARSANTA
HEALTH BY THE NUMBERS

REFERENCES

01. WHO. "Cancer: Key Facts." https://www.who.int/health-topics/cancer

02. NCI. "Survival Rates by Cancer Type." https://www.cancer.gov

03. ACS. "Early Detection Saves Lives." https://www.cancer.org

04. WHO. "Global Cancer Burden Report." https://www.who.int/news/item/01-02-2024-global-cancer-burden

05. Endometriosis Foundation of America. "The Diagnostic Delay." https://www.endofound.org

06. WHO. "Endometriosis: A Silent Epidemic." https://www.who.int/reproductive-health/publications/endometriosis

07. Women's Health.gov. "Survival Rates for Breast Cancer." https://womenshealth.gov

08. Cancer Research UK. "Survival Statistics for Prostate Cancer." https://www.cancerresearchuk.org

09. Cancer Research UK. "Lung Cancer Survival Rates." https://www.cancerresearchuk.org

10. Canary Foundation. "Early Detection of Ovarian Cancer." https://www.canaryfoundation.org

11. NIH. "Endometriosis: Prevalence and Misdiagnosis Rates." https://www.nih.gov

12. ACOG. "Surgical Diagnosis of Endometriosis." https://www.acog.org

13. Grand View Research. "Cancer Diagnostics Market Report." https://www.grandviewresearch.com

14. NIH. "Mitochondrial DNA Mutation Repair." https://www.ncbi.nlm.nih.gov

15. NCBI. "Mitochondrial Copy Number as a Biomarker." https://www.ncbi.nlm.nih.gov

16. Cell. "Mitochondrial DNA Stability and Disease." https://www.cell.com

17. Mayo Clinic. "PSA Test and Overdiagnosis." https://www.mayoclinic.org

18. Global Market Insights. "Cancer Diagnostics Market Forecast." https://www.gminsights.com

PAGE 13